CONSENT AND AMENDMENT NUMBER ONE TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


          THIS CONSENT AND AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Consent and Amendment") is entered into as of July 28, 1997 (but effective only in accordance with the terms and conditions of Section 4 of this Consent and Amendment), by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), LASERSIGHT INCORPORATED, a Delaware corporation ("LaserSight"), LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation ("Technologies"), MEC HEALTH CARE, INC., a Maryland corporation ("MEC"), LSI ACQUISITION, INC., a New Jersey corporation ("LSI"), LASERSIGHT CENTERS INCORPORATED, a Delaware corporation ("Centers"), and MRF, INC., a Missouri corporation ("MRF," together with LaserSight, Technologies, MEC, LSI, and Centers, individually and collectively, jointly and severally, "Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of March 31, 1997 (the "Loan Agreement");

     B. Borrower has requested that Foothill consent to the following transactions (collectively, the "Transactions") being contemplated by Borrower and to the amendment of the Loan Agreement as required thereby:
        (i) the formation by LaserSight of its wholly-owned Subsidiary, Photomed Acquisition, Inc., a Delaware corporation ("Photomed-A"); (ii) the merger of Photomed, Inc., a Pennsylvania corporation ("Photomed"), with and into Photomed-A, which corporation shall be the surviving entity, and which merger shall be effected in accordance with the terms and conditions of that certain Agreement and Plan of Merger, dated as of July 15, 1997, among LaserSight, Photomed-A, Photomed, Frederic B. Kremer, M.D., an individual ("Kremer"), Linda Kremer, an individual, Robert Satalof, Trustee for Alan Stewart Kremer, u/t/d December 27, 1991, and Robert Satalof, Trustee for Mark Adam Kremer, u/t/d December 27, 1991 (the "Merger Agreement"); (iii) the acquisition by LaserSight of that certain U.S. letters patent known as number 5,586,980, dated December 24, 1996, (together with related foreign counterparts pertaining to a microkeratome) (the "Acquired Patent") pursuant to the terms and conditions of that certain Patent Purchase Agreement, dated as of July 15, 1997, between LaserSight and Kremer (the "Kremer Patent Purchase Agreement"); and (iv) the entry by LaserSight into a consulting arrangement with Kremer pursuant to the terms and conditions of that certain Consulting Agreement, dated as of July __, 1997, between LaserSight and Kremer (the "Consulting Agreement").

     C. Borrower also has requested that Foothill waive the Events of Default that have occurred prior to the date hereof as a result of Borrower's failure to keep or observe certain financial covenants contained in
        Section 7.20 of the Loan Agreement (the "Existing Events of Default").

     D. Foothill is willing to consent to the Transactions, to provide such waivers, and to amend the Loan Agreement, in each case, in accordance with the terms and conditions hereof; and

     E. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1. Amendments to the Loan Agreement.

             a. Section 1.1 of the Loan Agreement hereby is amended to include the following defined terms:

          "Kremer" means Frederic B. Kremer, M.D., an individual.

          "Kremer Patent Purchase Agreement" means that certain Patent Purchase Agreement, dated as of July 15, 1997, between LaserSight and Kremer, in form and substance satisfactory to Foothill.

          "LST" means LST Laser, S.A. (Costa Rica), a corporation.

          "Photomed-A" means Photomed Acquisition, Inc., a Delaware corporation.

             b. The defined term "Guarantor" set forth in Section 1.1 of the Loan Agreement hereby is amended in its entirety to read as follows:

          "Guarantor" means LST and Photomed-A, individually and collectively.

             c. The defined term "Guaranty" set forth in Section 1.1 of the Loan Agreement hereby is amended in its entirety to read as follows:

          "Guaranty" means that certain General Continuing Guaranty, in form and substance satisfactory to Foothill, executed and delivered by LST in favor of Foothill.

             d. All references to the defined term "Guarantor" set forth in the following sections of the Loan Agreement shall be amended to read "LST": the definition of "Intercompany Agreement" set forth in Section 1.1 and Sections 3.1(e), (f), (g), (h), and (j).

             e. The defined term  "Permitted  Disposition"  set forth in Section
1.1 of the Loan Agreement hereby is amended in its entirety to read as follows:

          "Permitted Dispositions" means: (a) the sale of Inventory to buyers in the ordinary course of business; (b) the sale or other disposition of obsolete or substantially worn-out Equipment in the ordinary course of business; (c) the sale of Technologies if and only if this Agreement is terminated pursuant to
Section 3.4 and all Obligations have been fully and finally discharged; and (d) so long as no Default or Event of Default has occurred and is continuing, the sale by LaserSight of that certain U.S. letters patent known as number 5,586,980, dated December 24, 1996, to a third Person for consideration of not less than $3,000,000 and which sale shall otherwise be on terms and conditions satisfactory to Foothill.

             f. The defined term "Permitted Patent Acquisition Transaction" set forth in Section 1.1 of the Loan Agreement hereby is amended in its entirety to read as follows:

          "Permitted Patent Acquisition Transaction" means (a) the acquisition of the patents and related rights contemplated under the IBM Option Agreement made by: (i) a joint venture including Borrower (the "Joint Venture"), so long as (x) Borrower has granted to Foothill a security interest with respect to all of Borrower's right, title, and interest in and to the Joint Venture, (y) the Joint Venture and Technologies have executed and delivered a license agreement, in form and substance satisfactory to Foothill, pursuant to which the Joint Venture licenses to Technologies the right to use the acquired patents, and (z) Technologies has granted to Foothill a security interest in all of its right, title, and interest in and to such licenses; or (ii) LaserSight utilizing the proceeds of purchase money financing from a Person (that is not a Borrower or an Affiliate thereof), so long as (x) LaserSight and Technologies have executed and delivered a license agreement, in form and substance satisfactory to Foothill, pursuant to which LaserSight licenses to Technologies the right to use the acquired patents, (y) Technologies has granted to Foothill a security interest in all of its right, title, and interest in and to such licenses, and (z) if such purchase money Foothill requires the subordination by Foothill of Foothill's security interest in the acquired patents in favor of the interests therein of such purchase money Foothill (the terms and conditions of which subordination shall be reasonably satisfactory to Foothill), such purchase money Foothill has executed and delivered a non-disturbance and attornment agreement, in form and substance satisfactory to Foothill, in respect of the licenses granted by LaserSight to Technologies pursuant to clause (ii)(x) above; and (b) the acquisition of the patent and related rights contemplated under the Kremer Patent Purchase Agreement; provided, however, that LaserSight shall not enter into any license agreement with any Person in respect of such patent and related rights without the prior written consent of Foothill.

             g. Schedule 5.8 of the Loan Agreement hereby is deleted in its entirety and the replacement Schedule 5.8 attached hereto as Exhibit A is substituted in lieu therefor.

          2. Foothill's Consent and Waivers.

             a. Foothill hereby consents to the Transactions, and agrees that the Transactions shall be deemed not to cause any Default or Event of Default under the Loan Agreement, as amended by this Consent and Amendment.

             b. Foothill hereby agrees to waive any Default or Event of Default that has occurred prior to the date hereof as a result of Borrower's failure to keep or observe certain of the financial covenants contained in Section 7.19 of the Loan Agreement.

          3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Consent and Amendment and of the Loan Agreement, as amended by this Consent and Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4. Conditions Precedent to the Effectiveness of this Consent and Amendment. The effectiveness of this Consent and Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

             a. Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                (1) a General Continuing Guaranty, in form and substance satisfactory to Foothill, executed and delivered by Photomed-A in favor of Foothill (the "Photomed-A Guaranty");

                (2) a Security Agreement, in form and substance satisfactory to Foothill, executed and delivered by Photomed-A and Foothill;

                (3)  a  Patent  Security   Agreement,   in  form  and  substance
satisfactory to Foothill, executed and delivered by Photomed-A and Foothill;

                (4) a Pledge Amendment in the form of Exhibit B attached hereto; and

                (5) an Amendment to Patent Security Agreement in the form of Exhibit C attached hereto;

             b. Foothill shall have received the original certificates representing or evidencing all of the Pledged Shares (as defined in the Stock Pledge Agreement) of Photomed-A, together with stock powers or equivalent assignments with respect thereto duly endorsed in blank;

             c. Foothill shall have received a certificate from the Secretary or other officer acceptable to Foothill of Photomed-A attesting to the resolutions of Photomed-A's Board of Directors authorizing its execution, delivery, and performance of the Photomed-A Guaranty and the other Loan Documents to which Photomed-A is a party and authorizing specific officers of Photomed-A to execute the same;

             d. Foothill shall have received copies of Photomed-A's Governing Documents, as amended, modified, or supplemented to the date hereof, certified by the Secretary or other officer acceptable to Foothill of Photomed-A;

             e. Foothill shall have received a certificate of status with respect to Photomed-A, dated within 30 days of the date hereof, such certificate to be issued by the appropriate officer of the State of Delaware, which certificate shall indicate that Photomed-A is in good standing in such jurisdiction;

             f. Foothill shall have received certificates of status with respect to Photomed-A, each dated within 30 days of the date hereof, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Photomed-A is in good standing in such jurisdictions;

             g. Photomed-A shall have executed and delivered to Foothill such UCC-1 Financing Statements as Foothill may require;

             h. Foothill shall have received copies, certified by an appropriate officer of LaserSight or Photomed-A, as the case may be, as being true and correct, of the Merger Agreement, the Kremer Patent Purchase Agreement, the Consulting Agreement, and any other documents or instruments executed and/or delivered in connection therewith, each of which shall be in form and substance satisfactory to Foothill;

             i. Other than with respect to the Existing Events of Default, no Material Adverse Change in the financial condition of Borrower or in the value of the Collateral shall have occurred;

             j. Other than with respect to the Existing Events of Default, the representations and warranties in this Consent and Amendment, the Loan Agreement as amended by this Consent and Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

             k. Other than the Existing Events of Default, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

             l. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

          5. Condition Subsequent to the Effectiveness of this Consent and Amendment. As a condition subsequent to the effectiveness of this Consent and Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

             a. On or before August 5, 1997, Foothill shall have received a set of projections as to the projected financial performance of Borrower.

          6. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Consent and Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

          7. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and to fully consummate the transactions contemplated under this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment.

          8. Miscellaneous.

             a. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

             b. Upon the  effectiveness  of this  Consent  and  Amendment,  each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

             c. This Consent and Amendment shall be governed by and construed in accordance with the laws of the State of California.

             d. This Consent and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Amendment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the date first written above.

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By: /s/ Albert R. Joseph
                                           ------------------------
                                        Title: Vice President
                                              ---------------------


                                        LASERSIGHT INCORPORATED,
                                        a Delaware corporation


                                        By: /s/ Michael R. Farris
                                           ------------------------
                                           Michael R. Farris
                                        Title: President/Chief Executive Officer
                                              ----------------------------------


                                        LASERSIGHT TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By: /s/ Gregory L. Wilson
                                           ------------------------
                                            Gregory L. Wilson
                                        Title: Vice President
                                              ---------------------


                                        MEC HEALTH CARE, INC.,
                                        a Maryland corporation


                                        By: /s/ Gregory L. Wilson
                                           ------------------------
                                            Gregory L. Wilson
                                        Title: Vice President
                                              ---------------------


                                        LSI ACQUISITION, INC.,
                                        a New Jersey corporation


                                        By: /s/ Gregory L. Wilson
                                           ------------------------
                                           Gregory L. Wilson
                                        Title: Secretary/Treasurer
                                              ---------------------


                                        LASERSIGHT CENTERS INCORPORATED,
                                        a Delaware corporation


                                        By: /s/ Gregory L. Wilson
                                           ------------------------
                                           Gregory L. Wilson
                                        Title: Vice President
                                              ---------------------


                                        MRF, INC.,
                                        a Missouri corporation


                                        By: /s/ Gregory L. Wilson
                                           ------------------------
                                           Gregory L. Wilson
                                        Title: Secretary/Treasurer
                                              ---------------------